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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 6, 2006

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                           COMMISSION FILE NO. 1-31507

                                   94-3283464
                      (I.R.S. Employer Identification No.)

                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 6, 2006, Waste Connections, Inc. issued a press release announcing expected increased insurance costs and decreased interest expense in the second quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       99.1 Press Release, dated July 6, 2006, issued by Waste Connections, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WASTE CONNECTIONS, INC.
                                              (Registrant)


Date: July 6, 2006                            BY: /s/ Worthing F. Jackman
                                                  -----------------------------
                                                  Worthing F. Jackman,
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release, dated July 6, 2006, issued by
              Waste Connections, Inc.